EXHIBIT 23.3



                                LETTER OF CONSENT





To the Management of OMI Corp.



As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of this Registration Statement on Form S-8.



                                      ARTHUR ANDERSEN & CO.



                                                    /s/ Morten Drake
                                      State Authorised Public Accuntant (Norway)



Oslo, June 10, 1998